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                                                                  Exhibit (e)(5)

          SERVICE REQUEST

AG INCOME ADVANTAGE VUL(SM)

                                                           AMERICAN GENERAL LIFE

AG INCOME ADVANTAGE VUL(SM) - FIXED OPTION                MFS Variable Insurance Trust
   . Division 301 - AGL Declared Fixed Interest Account      . Division 722/770-G - MFS VIT New Discovery
                                                             . Division 723/771-G - MFS VIT Research
AG INCOME ADVANTAGE VUL(SM) - VARIABLE DIVISIONS
                                                          Neuberger Berman Advisers Management Trust
AIM Variable Insurance Funds                                 . Division 725/773-G - AMT Mid-Cap Growth
(Invesco Variable Insurance Funds)                           . Division 724/772-G - AMT Socially Responsive
   . Division 701/749-G - Invesco V.I. Global Real
                          Estate                          Oppenheimer Variable Account Funds
   . Division 700/748-G - Invesco V.I. International         . Division 726/774-G - Oppenheimer Balanced
                          Growth                             . Division 727/775-G - Oppenheimer Global Securities
   . Division 745/793-G - Invesco Van Kampen V.I.
                          Growth and Income               PIMCO Variable Insurance Trust
                                                             . Division 728/776-G - PIMCO VIT CommodityRealReturn Strategy
The Alger Portfolios                                         . Division 732/780-G - PIMCO VIT Global Bond (Unhedged)
   . Division 702/750-G - Alger Capital Appreciation         . Division 729/777-G - PIMCO VIT Real Return
   . Division 703/751-G - Alger Mid Cap Growth               . Division 730/778-G - PIMCO VIT Short-Term
                                                             . Division 731/779-G - PIMCO VIT Total Return
American Century Variable Portfolios, Inc.
   . Division 704/752-G - VP Value                        Pioneer Variable Contracts Trust
                                                             . Division 733/781-G - Pioneer Mid Cap Value VCT
Credit Suisse Trust
   . Division 705/753-G - U.S. Equity Flex I              Putnam Variable Trust
                                                             . Division 734/782-G - Putnam VT Diversified Income
Dreyfus Variable Investment Fund                             . Division 735/783-G - Putnam VT Small Cap Value
   . Division 706/754-G - Dreyfus VIF International
                          Value                           SunAmerica Series Trust
                                                             . Division 736/784-G - ST Aggressive Growth
Fidelity Variable Insurance Products                         . Division 737/785-G - ST Balanced
   . Division 707/755-G - VIP Asset Manager
   . Division 708/756-G - VIP Contrafund                  VALIC Company I
   . Division 709/757-G - VIP Equity-Income                  . Division 738/786-G - International Equities
   . Division 710/758-G - VIP Freedom 2020                   . Division 739/787-G - Mid Cap Index
   . Division 711/759-G - VIP Freedom 2025                   . Division 740/788-G - Money Market I
   . Division 712/760-G - VIP Freedom 2030                   . Division 741/789-G - Nasdaq-100(R) Index
   . Division 713/761-G - VIP Growth                         . Division 742/790-G - Science & Technology
   . Division 714/762-G - VIP Mid Cap                        . Division 743/791-G - Small Cap Index
                                                             . Division 744/792-G - Stock Index
Franklin Templeton Variable Insurance Products Trust
   . Division 715/763-G - VIP Franklin Small Cap          Vanguard Variable Insurance Fund
                          Value Securities                   . Division 746/794-G - VIF High Yield Bond
   . Division 716/764-G - VIP Mutual Shares Securities       . Division 747/795-G - VIF REIT Index

Janus Aspen Series
   . Division 719/767-G - Enterprise
   . Division 717/765-G - Forty
   . Division 718/766-G - Overseas

JPMorgan Insurance Trust
   . Division 925/926-G - JPMorgan Core Bond
   . Division 721/769-G - JPMorgan International Equity


AGLC102769                                                                                                                   Rev0610
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AMERICAN GENERAL                                                                                   VARIABLE UNIVERSAL LIFE INSURANCE
Life Companies                                                                                                       SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                                                PO Box 4880 . Houston, TX. 77210-4880
                                                       (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 . Fax: (713) 620-6653

[_] POLICY                1.  -POLICY #: __________________________   Insured: ___________________________________________________
    IDENTIFICATION
                              Address: ____________________________________________________________________ New Address (yes) (no)
COMPLETE THIS SECTION FOR
ALL REQUESTS.                 Primary Owner (If other than an insured): ___________________________________

                              Address: ____________________________________________________________________ New Address (yes) (no)

                              Primary Owner's S.S. No. or Tax I.D. No.___________________ Phone Number: (     ) _______ - ________

                              Joint Owner (If applicable): ________________________________________________

                              Address: ____________________________________________________________________ New Address (yes) (no)

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[_] NAME CHANGE           2.  Change Name Of: (Circle One) Insured Owner Payor   Beneficiary

Complete this section if the  Change Name From: (First, Middle, Last)             Change Name To: (First, Middle, Last)
name of one of the Insured,
Owner, Payor or Beneficiary   __________________________________________________   _______________________________________________
has changed. (Please note,
this does not change the      Reason for Change: (Circle One)  Marriage  Divorce   Correction  Other (Attach copy of legal proof)
Insured, Owner, Payor or
Beneficiary designation).

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[_] CHANGE IN             3.  INVESTMENT DIVISION                PREM %  DED %   INVESTMENT DIVISION                 PREM %   DED %
    ALLOCATION
    PERCENTAGES               (301) AGL Declared Fixed Interest                  MFS Variable Insurance Trust
                                    Account                       _____  _____   (722/770-G) MFS VIT New
Use this section to indicate  AIM Variable Insurance Funds                                   Discovery*              _____  _____
how premiums or monthly       (Invesco Variable Insurance Funds)                 (723/771-G) MFS VIT Research        _____  _____
deductions are to be          (701/749-G) Invesco V.I. Global                    Neuberger Berman Advisers Management Trust
allocated. Total allocation               Real Estate*            _____  _____   (725/773-G) AMT Mid-Cap Growth      _____  _____
in each column must equal     (700/748-G) Invesco V.I.                           (724/772-G) AMT Socially
100%; whole numbers only.                 International Growth*   _____  _____               Responsive              _____  _____
                              (745/793-G) Invesco Van Kampen                     Oppenheimer Variable Account Funds
                                          V.I. Growth and                        (726/774-G) Oppenheimer Balanced    _____  _____
                                          Income                  _____  _____   (727/775-G) Oppenheimer Global
                              The Alger Portfolios                                           Securities*             _____  _____
                              (702/750-G) Alger Capital                          PIMCO Variable Insurance Trust
                                          Appreciation            _____  _____   (728/776-G) PIMCO VIT
                              (703/751-G) Alger Mid Cap Growth    _____  _____               CommodityRealReturn
                                                                                             Strategy*               _____  _____
                              American Century Variable                          (732/780-G) PIMCO VIT Global
                              Portfolios, Inc.                                               Bond (Unhedged)         _____  _____
                              (704/752-G) VP Value                _____  _____   (729/777-G) PIMCO VIT Real
                              Credit Suisse Trust                                            Return                  _____  _____
                              (705/753-G) U.S. Equity Flex I*     _____  _____   (730/778-G) PIMCO VIT Short-Term    _____  _____
                              Dreyfus Variable Investment Fund                   (731/779-G) PIMCO VIT Total
                              (706/754-G) Dreyfus VIF                                        Return                  _____  _____
                                          International Value*    _____  _____   Pioneer Variable Contracts Trust
                              Fidelity Variable Insurance Products               (733/781-G) Pioneer Mid Cap Value
                              (707/755-G) VIP Asset Manager       _____  _____               VCT                     _____  _____
                              (708/756-G) VIP Contrafund          _____  _____   Putnam Variable Trust
                              (709/757-G) VIP Equity-Income       _____  _____   (734/782-G) Putnam VT Diversified
                              (710/758-G) VIP Freedom 2020        _____  _____               Income                  _____  _____
                              (711/759-G) VIP Freedom 2025        _____  _____   (735/783-G) Putnam VT Small Cap
                              (712/760-G) VIP Freedom 2030        _____  _____               Value*                  _____  _____
                              (713/761-G) VIP Growth              _____  _____   SunAmerica Series Trust
                              (714/762-G) VIP Mid Cap             _____  _____   (736/784-G) ST Aggressive Growth    _____  _____
                              Franklin Templeton Variable                        (737/785-G) ST Balanced             _____  _____
                              Insurance Products Trust                           VALIC Company I
                              (715/763-G) VIP Franklin Small                     (738/786-G) International
                                          Cap Value Securities*   _____  _____               Equities*               _____  _____
                              (716/764-G) VIP Mutual Shares                      (739/787-G) Mid Cap Index           _____  _____
                                          Securities              _____  _____   (740/788-G) Money Market I          _____  _____
                              Janus Aspen Series                                 (741/789-G) Nasdaq-100(R) Index     _____  _____
                              (719/767-G) Enterprise              _____  _____   (742/790-G) Science & Technology    _____  _____
                              (717/765-G) Forty                   _____  _____   (743/791-G) Small Cap Index*        _____  _____
                              (718/766-G) Overseas*               _____  _____   (744/792-G) Stock Index             _____  _____
                              JPMorgan Insurance Trust                           Vanguard Variable Insurance Fund
                              (925/926-G) JPMorgan Core Bond      _____  _____   (746/794-G) VIF High Yield Bond     _____  _____
                              (721/769-G) JPMorgan                               (747/795-G) VIF REIT Index          _____  _____
                                          International Equity*   _____  _____    Other:_______________________      _____  _____
                                                                                                                       100%    100%

                              * If you have the Guaranteed Minimum Withdrawal Benefit (GMWB) Rider this investment option is designated as a Restricted Fund.


AGLC102769                                                  Page 2 of 5                                                      Rev0610
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[_] MODE OF PREMIUM       4.  Indicate frequency and premium amount desired: $______ Annual  $______ Semi-Annual  $______ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                            $_______ Monthly (Bank Draft Only)

Use this section to change    Indicate billing method desired: _______ Direct Bill _______ Pre-Authorized Bank Draft
the billing frequency and/or                                                               (attach a Bank Draft Authorization Form
method of premium payment.                                                                 and "Void" Check)
Note, however, that AGL will  Start Date: ______/ ______/ ______
not bill you on a direct
monthly basis. Refer to your
policy and its related
prospectus for further
information concerning
minimum premiums and billing
options.

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[_] LOST POLICY           5.  I/we hereby certify that the policy of insurance for the listed policy has been _______ LOST _______
    CERTIFICATE               DESTROYED _______ OTHER.

Complete this section if      Unless I/we have directed cancellation of the policy, I/we request that a:
applying for a Certificate
of Insurance or duplicate          ______ Certificate of Insurance at no charge
policy to replace a lost or
misplaced policy. If a full        ______ Full duplicate policy at a charge of $25
duplicate policy is being
requested, a check or money   be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate order for $25 payable to AGL  policy to AGL for cancellation.
must be submitted with this
request.

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[_] DOLLAR COST           6.  Day of the month for transfers ____________ (Choose a day of the month between 1-28)
    AVERAGING (DCA)           Frequency of transfers: ______ Monthly  ______ Quarterly ______ Semi-Annually  ______ Annually
    ($5,000 MINIMUM           DCA to be made from the following investment option: _________________________________________
    BEGINNING                 Transfer: $ _____________________ ($100 minimum, whole dollars only)
    ACCUMULATION VALUE)

An amount can be              (301) AGL Declared Fixed Interest                  MFS Variable Insurance Trust
systematically transferred          Account                           $_______   (722) MFS VIT New Discovery              $_______
from any one investment       AIM Variable Insurance Funds                       (723) MFS VIT Research                   $_______
option and directed to one    (Invesco Variable Insurance Funds)                 Neuberger Berman Advisers Management Trust
or more of the investment     (701) Invesco V.I. Global Real Estate   $_______   (725) AMT Mid-Cap Growth                 $_______
options below. The AGL        (700) Invesco V.I. International Growth $_______   (724) AMT Socially Responsive            $_______
Declared Fixed Interest       (745) Invesco Van Kampen V.I. Growth               Oppenheimer Variable Account Funds
Account is not available for        and Income                        $_______   (726) Oppenheimer Balanced               $_______
DCA. Please refer to the      The Alger Portfolios                               (727) Oppenheimer Global Securities      $_______
prospectus for more           (702) Alger Capital Appreciation        $_______   PIMCO Variable Insurance Trust
information on the DCA        (703) Alger Mid Cap Growth              $_______   (728) PIMCO VIT CommodityRealReturn
option.                       American Century Variable Portfolios, Inc.               Strategy                           $_______
                              (704) VP Value                          $_______   (732) PIMCO VIT Global Bond (Unhedged)   $_______
NOTE: DCA is not available    Credit Suisse Trust                                (729) PIMCO VIT Real Return              $_______
if the Automatic Rebalancing  (705) U.S. Equity Flex I                $_______   (730) PIMCO VIT Short-Term               $_______
option or GMWB Rider have     Dreyfus Variable Investment Fund                   (731) PIMCO VIT Total Return             $_______
been chosen.                  (706) Dreyfus VIF International Value   $_______   Pioneer Variable Contracts Trust
                              Fidelity Variable Insurance Products               (733) Pioneer Mid Cap Value VCT          $_______
                              (707) VIP Asset Manager                 $_______   Putnam Variable Trust
                              (708) VIP Contrafund                    $_______   (734) Putnam VT Diversified Income       $_______
                              (709) VIP Equity-Income                 $_______   (735) Putnam VT Small Cap Value          $_______
                              (710) VIP Freedom 2020                  $_______   SunAmerica Series Trust
                              (711) VIP Freedom 2025                  $_______   (736) ST Aggressive Growth               $_______
                              (712) VIP Freedom 2030                  $_______   (737) ST Balanced                        $_______
                              (713) VIP Growth                        $_______   VALIC Company I
                              (714) VIP Mid Cap                       $_______   (738) International Equities             $_______
                              Franklin Templeton Variable Insurance              (739) Mid Cap Index                      $_______
                              Products Trust                                     (740) Money Market I                     $_______
                              (715) VIP Franklin Small Cap Value                 (741) Nasdaq-100(R) Index                $_______
                                    Securities                        $_______   (742) Science & Technology               $_______
                              (716) VIP Mutual Shares Securities      $_______   (743) Small Cap Index                    $_______
                              Janus Aspen Series                                 (744) Stock Index                        $_______
                              (719) Enterprise                        $_______   Vanguard Variable Insurance Fund
                              (717) Forty                             $_______   (746) VIF High Yield Bond                $_______
                              (718) Overseas                          $_______   (747) VIF REIT Index                     $_______
                              JPMorgan Insurance Trust                           Other:___________________________        $_______
                              (925) JPMorgan Core Bond                $_______
                              (721) JPMorgan International Equity     $_______

                              _______ INITIAL HERE TO REVOKE DCA ELECTION.


AGLC102769                                                  Page 3 of 5                                                      Rev0610
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[_] AUTOMATIC             7.  Indicate frequency: ______ Quarterly  ______ Semi-Annually  ______ Annually
    REBALANCING
                                           (DIVISION NAME OR NUMBER)                           (DIVISION NAME OR NUMBER)
($5,000 minimum accumulation
value) Use this section to    ______% : ______________________________________   _______% :_______________________________________
apply for or make changes to  ______% : ______________________________________   _______% :_______________________________________
Automatic Rebalancing of the  ______% : ______________________________________   _______% :_______________________________________
variable divisions. Please    ______% : ______________________________________   _______% :_______________________________________
refer to the prospectus for   ______% : ______________________________________   _______% :_______________________________________
more information on the       ______% : ______________________________________   _______% :_______________________________________
Automatic Rebalancing         ______% : ______________________________________   _______% :_______________________________________
Option.                       ______% : ______________________________________   _______% :_______________________________________
                              ______% : ______________________________________   _______% :_______________________________________
Note: Automatic Rebalancing   ______% : ______________________________________   _______% :_______________________________________
is not available if the       ______% : ______________________________________   _______% :_______________________________________
Dollar Cost Averaging option
has been chosen. Automatic    ________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
Rebalancing is required if
the GMWB Rider has been
chosen.

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[_] AUTHORIZATION         8.  I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service
    FOR TRANSACTIONS          instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed
                              Interest Account and to change allocations for future premium payments and monthly deductions.
Complete this section if you
are applying for or revoking  Initial the designation you prefer:
current telephone or          ______ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
e-service privileges.         ______ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                              AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                              ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                              ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

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[_] CORRECT AGE           9.  Name of Insured for whom this correction is submitted: ____________________________

Use this section to correct   Correct DOB: ________/________/________
the age of any person
covered under this policy.
Proof of the correct date of
birth must accompany this
request.

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[_] TRANSFER OF          10.                                       (DIVISION NAME OR NUMBER)         (DIVISION NAME OR NUMBER)
    ACCUMULATED
    VALUES                    Transfer $ ______ or ______% from _______________________________ to ______________________________.

Use this section if you want  Transfer $ ______ or ______% from _______________________________ to ______________________________.
to transfer money between
divisions. The minimum        Transfer $ ______ or ______% from _______________________________ to ______________________________.
amount for transfers is
$500.00. Withdrawals from     Transfer $ ______ or ______% from _______________________________ to ______________________________.
the AGL Declared Fixed
Interest Account to a         Transfer $ ______ or ______% from _______________________________ to ______________________________.
Variable Division may only
be made within the 60 days    Transfer $ ______ or ______% from _______________________________ to ______________________________.
after a policy anniversary.
See transfer limitations      Transfer $ ______ or ______% from _______________________________ to ______________________________.
outlined in prospectus. If a
transfer causes the balance   Transfer $ ______ or ______% from _______________________________ to ______________________________.
in any division to drop
below $500, AGL reserves the  Transfer $ ______ or ______% from _______________________________ to ______________________________.
right to transfer the
remaining balance. Amounts    Transfer $ ______ or ______% from _______________________________ to ______________________________.
to be transferred should be
indicated in dollar or
percentage amounts,
maintaining consistency
throughout.


AGLC102769                                                  Page 4 of 5                                                      Rev0610
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[_] REQUEST FOR          11.  ______ I request a partial surrender of $ __________ or ______% of the net cash surrender value.
    PARTIAL SURRENDER/
    POLICY LOAN               ______ I request a loan in the amount of $ ____________.

Use this section to apply     ______ I request the maximum loan amount available from my policy.
for a partial surrender from
or policy loan against        Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
policy values. For detailed   percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed information concerning these  Interest Account and Variable Divisions in use.
two options please refer to
your policy and its related   ____________________________________________________________________________________________________
prospectus. If applying for
a partial surrender, be sure  ____________________________________________________________________________________________________
to complete the Notice of
Withholding section of this   ____________________________________________________________________________________________________
Service Request in addition
to this section.

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[_] NOTICE OF            12.  The taxable portion of the distribution you receive from your variable universal life insurance
    WITHHOLDING               policy is subject to federal income tax withholding unless you elect not to have withholding apply.
                              Withholding of state income tax may also be required by your state of residence. You may elect not
Complete this section if you  to have withholding apply by checking the appropriate box below. If you elect not to have
have applied for a partial    withholding apply to your distribution or if you do not have enough income tax withheld, you may be
surrender in Section 11.      responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                              Check one: _____ I DO want income tax withheld from this distribution.

                                         _____ I DO NOT want income tax withheld from this distribution.

                              IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).

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                              ----------------------------------------------------------------------------------------------------
[_] AFFIRMATION/        13.   | CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS  |
    SIGNATURE                 | MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING   |
                              | UNDER SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE. THE INTERNAL REVENUE SERVICE DOES NOT  |
Complete this section for     | REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED     |
ALL requests.                 | TO AVOID BACKUP WITHHOLDING.                                                                     |
                              ----------------------------------------------------------------------------------------------------


                              Dated at ________________________________ this ______ day of __________________________, __________.
                                       (City, State)


                              X                                                  X
                              ------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF OWNER                                 SIGNATURE OF WITNESS


                              X                                                  X
                              ------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF JOINT OWNER                           SIGNATURE OF WITNESS


                              X                                                  X
                              ------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF ASSIGNEE                              SIGNATURE OF WITNESS


AGLC102769                                                  Page 5 of 5                                                      Rev0610
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